REPORT OF THE DIRECTORS AND
                          ---------------------------

                              FINANCIAL STATEMENTS
                              --------------------

                        FOR THE YEAR ENDED 31 AUGUST 2004
                      ------------------------------------

                                      FOR
                                      ---

                               GLOBAL MARINE, LTD.
                         -----------------------------

                              GLOBAL MARINE, LTD.
                                 Balance Sheet
                                August 31, 2004


                                     ASSETS

Current Assets
  Cash -- Operating Account                       $   64,064.07
  A/R -- Lee Spence                                    3,000.00
                                                   ------------
  Total Current Assets                                                67,064.07

Property and Equipment
  Watercraft                                          77,917.89
  Dive & Marine Equipment                            609,320.00
  Photography Equipment                               53,600.00
  Miscellaneous Equipment                          3,018,800.00
  Research Matls & Research Equip                  1,401,270.72
  Office Equipment                                    70,682.11
  Artifacts                                           18,600.00
  Vehicles                                            26,432.76
  Computers                                            2,760.00
                                                  -------------
  Total Property and Equipment                                      5,279,383.48

Other Assets
  Prepaid Expenses                                     1,064.00
  Investment in PKP                                   13,762.17
                                                  -------------
  Total Other Assets                                                   14,826.17
                                                                  --------------
  Total Assets                                                    $ 5,361,273.72
                                                                  ==============

                            LIABILITIES AND CAPITAL

Current Liabilities
  Accounts Payable                                $    9,900.00
                                                  -------------
  Total Current Liabilities                                             9,900.00

  Long-Term Liabilities
  N/P -- Doug Beatty                                   2,638.91
  Consideration for Shares                         5,209,735.52
  Rottenberg & Co. CPA                                85,000.00
  Advance from Officer                                 4,000.00
                                                  -------------
  Total Long-Term Liabilities                                       5,301,374.43
                                                                  --------------
  Total Liabilities                                                 5,311,274.43

Capital
  Retained Earnings                                    8,014.35
  Net Income                                          41,984.94
                                                  -------------
  Total Capital                                                        49,999.29
                                                                  --------------
  Total Liabilities & Capital                                     $ 5,361,273.72
                                                                  ==============



                   Unaudited 00 For Manangement Purposes Only

                              GLOBAL MARINE, LTD.
                                INCOME STATEMENT
                  For the Eight Months Ending August 31, 2004







Revenues
  Other Income                $ 51,000.00    100.00    $ 151,150.00    100.00
                              -----------              ------------
  Total Revenues                51,000.00    100.00      151,150.00    100.00
                              -----------              ------------

  Cost of Sales
                              -----------              ------------
  Total Cost of Sales                0.00      0.00           0.00       0.00
                              -----------              ------------


















                                     Page 3


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